November 3, 1997
SUPPLEMENT TO
PROSPECTUS DATED
July 31, 1997
Buffalo Balanced Fund, Inc.
Buffalo Equity Fund, Inc.
Buffalo High Yield Fund, Inc.
Buffalo USA Global Fund, Inc.

Effective November 3, 1997, the Funds and their
Manager and Distributor, Jones & Babson, Inc., changed their mailing address to:

700 Karnes Blvd.
Kansas City, MO   64108-3306